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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 13, 2003

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-90516 (Commission File Number)
51-0327886 (IRS Employer Identification No.)
150 Field Drive, Suite 195, Lake Forest, IL 60045 (Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code (847) 295-8678
(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financials and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated August 13, 2003 announcing the Registrant's financial results for the second quarter ended June 30, 2003

Item 12.    Results of Operations and Financial Position

        On August 13, 2003, NeoPharm, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURE PAGE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOPHARM INC.
Date: August 13, 2003	By:	/s/ LAWRENCE A. KENYON Lawrence A. Kenyon, Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

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  Item 7. Financial Statements, Pro Forma Financials and Exhibits
  Item 12. Results of Operations and Financial Position
SIGNATURE PAGE